SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




Date of Report:  December 10, 1998
(Date of earliest event reported)




Commission        Registrant; State of Incorporation           IRS Employer
file number          Address; and Telephone Number          Identification No.
-----------       ----------------------------------        ------------------

  1-11337         WPS RESOURCES CORPORATION                     39-1775292
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  920-433-1466

  1-3016          WISCONSIN PUBLIC SERVICE CORPORATION          39-0715160
                  (A Wisconsin Corporation)
                  700 North Adams Street
                  P. O. Box 19001
                  Green Bay, WI 54307-9001
                  920-433-1466

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ITEM 5.  Other Events.
------   ------------

         On December 11, 1998, WPS Resources Corporation ("WPSR") issued a press release announcing that unseasonably warm weather in November and early December will have a negative impact on its fourth-quarter earnings. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         In late September 1998, the U. S. Environmental Protection Agency required certain states, including Wisconsin, to develop plans to reduce the emissions of nitrogen oxides ("NOx") from sources within the state by late 2003. On a preliminary basis, WPSC projects potential capital costs of between $28 million and $145 million to comply with possible future regulations. The cumulative incremental annual operating and maintenance expense associated with these possible future regulations projected to be incurred by 2010 range from $20 million to $95 million. The costs will depend on the state-specific compliance method to be adopted in the future as well as the effectiveness of the various technologies available for NOx emission control. Under WPSC's current practice, the capital costs (as reflected in depreciation expenses) and the annual operating costs are anticipated to be recovered through the rates charged to customers.

         WPSR currently funds its Stock Investment Plan ("SIP") through open market purchases of WPSR's common stock. On December 10, 1998, the WPSR Board of Directors authorized, effective January 1, 1999, up to one million shares of WPSR common stock to be issued pursuant to the SIP in lieu of open market purchases.

ITEM 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c) Exhibits.
             --------

             99-1 WPS Resources Corporation press release dated December 11, 1998 indicating that warm weather will impact WPS Resources Corporation earnings.

             99-2 Settlement and Ownership Transfer Agreement dated September 29, 1998 between Wisconsin Public Service Corporation and Madison Gas and Electric Company.

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                                 SIGNATURES
                                 ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WPS RESOURCES CORPORATION



                                   By:  /s/ Daniel P. Bittner
                                        ----------------------------------
                                            Daniel P. Bittner
                                            Vice President and
                                            Chief Financial Officer




Date:  December 11, 1998

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                                 SIGNATURES
                                 ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WISCONSIN PUBLIC SERVICE CORPORATION



                         By:  /s/ Daniel P. Bittner
                              --------------------------------------------
                                  Daniel P. Bittner
                                  Senior Vice President-Finance




Date:  December 11, 1998

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